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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 21, 2002
                                                         ----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   0-49952                   06-1504091
      --------                  ---------                  ----------
(State or other jurisdiction   (Commission               (IRS Employer
    of incorporation)          File Number)              Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         -------------

      On October 21, 2002, Northeast Pennsylvania Financial Corp. (the "Company"), issued a press release which announced the 2003 Annual Meeting of Stockholders will be held on January 29, 2003.

      A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Exhibit 99.1 Press Release dated October 21, 2002.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 22, 2002               By: /s/ E. Lee Beard
                                          --------------------------------------
                                          E. Lee Beard
                                          President and Chief Executive Officer